 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2023
The Pennant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38900	83-3349931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 E Riverside Drive, Suite 150,
Eagle, ID 83616

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (208) 506-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNTG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 12, 2023 The Pennant Group, Inc. (“Pennant” or the “Company”) entered into the Second Amendment to Credit Agreement (the “Amendment”) with Truist Bank as administrative agent and certain banks as additional lenders. The Amendment amends the Company’s credit agreement originally entered into as of October 1, 2019 (filed as Exhibit 10.1 to the Company’s Form 8-K dated February 24, 2021 (the “Credit Agreement”), as amended by the First Amendment to Credit Agreement dated February 23, 2021).

The Amendment replaces the LIBOR-based rates in the Credit Agreement with SOFR-based rates. Under the Amendment, interest rates applicable to the loans under the Credit Agreement are, at the Company’s option, equal to either a base rate plus a margin ranging from 1.25% to 2.25% per annum or adjusted SOFR plus a margin ranging from 2.25% to 3.25% per annum, with the margin based on the debt-to-adjusted-EBITDA ratio of the Company and its operating subsidiaries as defined in the Credit Agreement.

Except as summarized above, all other terms and conditions under the Credit Agreement remain in full force and effect.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement as amended, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure of the Credit Agreement contained in Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Credit Agreement, dated June 12, 2023, by and among the Company and certain of its subsidiaries, the lenders named therein, and Truist Bank (successor by merger to SunTrust Bank), as administrative agent for the lenders.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2023	THE PENNANT GROUP, INC.
	By:	/s/ LYNETTE B. WALBOM
Lynette B. Walbom
Chief Financial Officer